Exhibit 10.3

ASSUMPTION OF STOCK INCENTIVE PLAN

Pursuant to and in accordance with the terms and provisions of Section 2.6 of that certain Plan of Reorganization (the "Reorganization Plan") dated April 23, 2003, between Alliance Bancshares, Inc. ("Bancshares") and Alliance National Bank ("the Bank") the Alliance National Bank 1999 Stock Incentive Plan (the "Plan"), a copy of which is attached hereto as Schedule 1, is hereby assumed by Bancshares. As provided in the Reorganization Plan, from and after the time that the Reorganization is consummated, (i) any option which becomes exercisable under the Plan may be exercised solely for Bancshares $.10 par value common stock (hereinafter "Bancshares Stock"), (ii) the number of shares of Bancshares Stock reserved for issuance pursuant to the Plan shall be 200,000 shares and (iii) any reference in the Plan to Alliance National Bank or the Bank under the Plan shall refer to Alliance Bancshares, Inc., except for such reference in Section 1.1(u), the first sentence of Section 2.4, the last sentence of the first paragraph of Section 3.2, and Section 5.5.

Dated effective as of the 31st day of December, 2003.

ALLIANCE BANCSHARES, INC. By:_______________________________ Charles Y. Allgood Vice Chairman and Chief Executive Officer

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SCHEDULE 1 TO ASSUMPTION OF STOCK INCENTIVE PLAN

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ALLIANCE NATIONAL BANK

1999 STOCK INCENTIVE PLAN

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ALLIANCE NATIONAL BANK

1999 STOCK INCENTIVE PLAN

SECTION 1 DEFINITIONS

1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

      "Bank" means Alliance National Bank, a national banking association being organized under the laws of the United States.
      "Board of Directors" means the board of directors of the Bank.
      "Cause" has the same meaning as provided in the employment agreement between the Participant and the Bank on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (1) fraud or dishonesty against the Bank, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or knowing violation of law in the course of performance of the duties of Participant's service with the Bank, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the
      Bank's premises during regular business hours, (5) a conviction or plea of guilty or nolo
      contendere       to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Bank are party.
      "Change in Control" means any one of the following events which may occur after the date the Stock Incentive is granted:

(1) the acquisition by any individual, entity or "group", within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as
amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Bank where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section l.l(d)(l), the following shall not be deemed to result in a Change in Control, (i)
any acquisition directly from the Bank, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Bank, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Bank;

                (2)     a merger, consolidation, share exchange, combination,
reorganization or like transaction involving the Bank in which the stockholders of the Bank immediately prior to such transaction do not own at least fifty percent (50%) of the value or

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voting power of the issued and outstanding capital stock of the Bank or its successor immediately after such transaction;

(3) the sale or transfer (other than as security for the Bank's obligations) of more than fifty percent (50%) of the assets of the Bank in any one transaction or a series of related transactions occurring within a one (1) year period in which the Bank or the stockholders of the Bank immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

(4) the sale or transfer of more than fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Bank by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Bank or the stockholders of the Bank immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquirer immediately after the transaction; or

(5) the dissolution or liquidation of the Bank.

(e) "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3.

(g) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Bank for the
Participant. If no long-term disability plan or policy was ever maintained on behalf of the
Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

(h) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(i) "Fair Market Value" refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked

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prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(j) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

(k) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(l) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

(m) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Bank or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(n) "Parent" means any corporation (other than the Bank) in an unbroken chain of corporations ending with the Bank if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Bank owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(o) "Participant" means an individual who receives a Stock Incentive hereunder.

    "Plan" means the Alliance National Bank 1999 Stock Incentive Plan,
    "Stock" means the Bank's common stock, $1.00 par value per share.

(r) "Stock Incentive Agreement" means an agreement between the Bank and a Participant or other documentation evidencing an award of a Stock Incentive.

(s) "Stock Incentives" means, collectively, Incentive Stock Options and Non-Qualified Stock Options.

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(t) "Subsidiary" means any corporation (other than the Bank) in an unbroken chain of corporations beginning with the Bank if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(u) "Termination of Service" means the termination of the service relationship, whether employment or otherwise, between a Participant and the Bank, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

SECTION 2 THE STOCK INCENTIVE PLAN

2.1 Purpose of the Plan. The Plan is intended to (a) provide incentives to officers, employees, directors and organizers of the Bank to stimulate their efforts toward the continued
success of the Bank and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Bank; (b) encourage stock ownership by officers, employees, directors and organizers by providing them with a means to acquire a proprietary interest in the Bank by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

2.2       Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2,

200,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Bank have outstanding Stock
Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum
Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

 2.3 Administration of the Plan. The Plan shall be administered by the Committee.
The Committee shall have full authority in its discretion to determine the officers, employees, directors and organizers of the Bank to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan. Subject to the provisions of the Plan, the
Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the
Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).
The Committee's decisions shall be final and binding on all Participants.

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The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Bank is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such-appointee shall qualify as a "non-employee director", as that term is defined in Rule 16-3 as then in effect under the Securities Exchange Act of 1934, and/during those periods that the Bank has issued equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director", within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

2.4 Eligibility and Limits. Stock Incentives may be granted only to officers, employees, directors and organizers of the Bank; provided, however, that an Incentive Stock Option may only be granted to an employee of the Bank. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Bank and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Bank to any employee shall not exceed 50,000.

SECTION 3 TERMS OF STOCK INCENTIVES

3.1 General Terms and Conditions.

(a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

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(b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the
Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

(c) The date a Stock Incentive is granted shall be the date on which the
Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock
Incentive and has taken all such other action necessary to complete the grant of the Stock
Incentive.

(d) The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months
(the "Change in Control Price"). For purposes of this Subsection, Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market
Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the
Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

(e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock
Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive
Agreement.

(f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

(g) No Stock Incentive shall have a term that extends beyond the tenth anniversary of the date the Stock Incentive was granted.

3.2 Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock

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Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Bank shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Bank's stockholders.

(a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of
Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive
Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not
an Over 10% Owner or to each grant of any Option to a Participant who is then a "covered employee," within the meaning of Code Section 162(m), the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Non-Qualified Stock Option, the Exercise Price per share shall be no less than
85% of the Fair Market Value.

(b) Option Term. The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

(c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock
Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock
Incentive Agreement provides, (1) by delivery to the Bank of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of
Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Bank financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

(d) Conditions to the Exercise of an Option. Each Option granted under the
Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive

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Agreement; provided however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant of any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

(e) Termination of Incentive Stock Option. With respect to an Incentive
Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of
Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the
Participant in a transaction to which Code Section 424(a) is applicable.

(f) Special Provisions for Certain Substitute Options. Notwithstanding
anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3 Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4 RESTRICTIONS ON STOCK

4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in

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the Participant's name, place and stead to transfer, assign and convey to the Bank any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Bank, as applicable.

4.2 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Bank shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

SECTION 5 GENERAL PROVISIONS

5.1 Withholding. The Bank shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Bank proposes or is required to issue or transfer shares of Stock under the Plan, the Bank shall have the right to require the recipient to remit to the Bank an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Bank a properly completed notice of Withholding Election as prescribed by the
Committee; and

(b) Any Withholding Election made will be irrevocable; however, the
Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

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5.2 Changes in Capitalization; Merger; Liquidation.

(a) The number of shares of Stock reserved for the grant of Options and the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Bank.

(b) In the event of any merger, consolidation, extraordinary dividend
(including a spin-off), reorganization or other change in the corporate structure of the Bank or its
Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend
(including a spin-off), reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Bank or its Stock or tender offer for shares of Stock.
Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

(c) The existence of the Plan and the Stock Incentives granted pursuant to the
Plan shall not affect in any way the right or power of the Bank to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Bank, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the
Bank, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

  5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

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5.5 Right to Terminate Service. Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an officer, employee, director or organizer of the Bank or affect the right of the Bank to terminate the Participant's service at any time.

5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Bank shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Bank may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Bank, in its discretion, shall deem appropriate.

5.7 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.8 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Bank if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

5.9 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

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IN WITNESS WHEREOF, the Bank has caused this Plan to be executed as of this          day of , 1999.

ALLIANCE NATIONAL BANK By:___________________________________ Title:_____________________________
ATTEST: ______________________________________ Secretary (SEAL)

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